Supplement No. 2 dated September 16, 1998
     (supplanting Supplement No. 1 dated February 1, 1998)

to   Prospectus dated February 1, 1998

for  State Street Research Aurora Fund
     A series of State Street Research Capital Trust


Special Offering Period
-----------------------

     During a Special Offering Period commencing October 1, 1998, shares of the fund will be available for purchase until December 31, 1998 or until the fund reaches $750 million in net assets, whichever occurs first.

     During the Special Offering Period, the required Minimum Initial Investments as set forth on page 16 of the Prospectus are revised as follows:

[bullet]  $10,000 for accounts that use the Investamatic program

[bullet]  $2,000 for Individual Retirement Accounts

[bullet] $25,000 for all other accounts (special conditions may apply to certain employee benefit plans)

After Special Offering Period
-----------------------------

     After the Special Offering Period, shares of the fund will be available only to 401(k) plans and to existing shareholders of the fund through reinvestment of dividends and distributions, additional investments or exchanges into their existing accounts.

     After the Special Offering Period, the required Minimum Investments shall be those set forth on page 16 of the Prospectus. Special conditions may apply to certain employee benefit plans.


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     The fund reserves the right to accept any new investments or suspend the sale of shares or otherwise modify or extend the above terms at any time without further notice or supplement to this prospectus. If you have any questions, call the State Street Research Service Center at 1-800-562-0032.